UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 25, 2004

Front Range Capital Corporation

(Exact name of registrant as specified in its charter)

Colorado	333-40028	84-0970160

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

390 Interlocken Crescent, Suite 600, Broomfield, Colorado	80021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 926-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 7.01 and 8.01: Regulation FD Disclosure and Other Events

On August 24, 2004, the shareholders of Front Range Capital Corporation (the “Company”), parent company of Heritage Bank, elected seven directors to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein.

Item 9.01: Financial Statements and Exhibits

(c)     Exhibits

99.1	Press Release dated August 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FRONT RANGE CAPITAL CORPORATION
Date: August 30, 2004	By:	/s/ William A. Mitchell, Jr.
William A. Mitchell, Jr.
President and Chairman

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated August 30, 2004